Proxy Statement Pursuant to Section 14(a) of the
       Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]         Preliminary proxy statement
[X]         Definitive proxy statement
[ ]         Definitive additional materials
[ ]         Soliciting material pursuant to Rule 14a-11(c)
            or Rule 14a-12

                 PROVIDENT FINANCIAL HOLDINGS, INC.
                -----------------------------------
          (Name of Registrant as Specified in Its Charter)


                 PROVIDENT FINANCIAL HOLDINGS, INC.
                -----------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]         No fee required.
[ ]         Fee computed on table below per Exchange Act Rules14a-6(i)(4) and
            0-11.

(1)        Title of each class of securities to which transaction applies:
                              N/A

(2)        Aggregate number of securities to which transaction applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

(4)        Proposed maximum aggregate value of transaction:
                              N/A

[ ]        Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)        Amount previously paid:
                             N/A
(2)        Form, schedule or registration statement no.:
                             N/A
(3)        Filing party:
                             N/A
(4)        Date filed:
                             N/A

                         December 12, 1996






Dear Shareholder:

           You are cordially invited to attend the first Annual Meeting of Shareholders of Provident Financial Holdings, Inc. to be held at the Mission Inn at 3649 Mission Inn Boulevard, Riverside, California, on Thursday, January 23, 1997, at 11:00 a.m., local time. Effective June 27, 1996, the company became the holding company for Provident Savings Bank, F.S.B.

           The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Price Waterhouse LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

           It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

           We look forward to seeing you at the meeting.


                                       Sincerely,



                                       Craig G. Blunden
                                       President and Chief
                                        Executive Officer

           PROVIDENT FINANCIAL HOLDINGS, INC.
                   3576 Central Avenue
               Riverside, California 92506
                      (909) 686-6060
----------------------------------------------------------------       NOTICE
OF ANNUAL MEETING OF SHAREHOLDERS
           To Be Held On January 23, 1997
----------------------------------------------------------------
           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. ("Company") will be held at the Mission Inn at 3649 Mission Inn Boulevard, Riverside, California, on Thursday, January 23, 1997, at 11:00 a.m., local time, for the following purposes:

           (1) To elect three directors to serve for a term of three years;

           (2) To consider and vote upon a proposal to adopt the Provident Financial Holdings, Inc. 1996 Stock Option Plan;

           (3) To consider and vote upon a proposal to adopt the Provident Financial Holdings, Inc. 1996 Management Recognition Plan; and

           (4) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

           NOTE: The Board of Directors is not aware of any other business to come before the meeting.

           Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on December 5, 1996 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

           You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

            BY ORDER OF THE BOARD OF DIRECTORS


            ROBERT G. SCHRADER
            SECRETARY

Riverside, California
December 12, 1996
-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                      PROXY STATEMENT
                           OF
              PROVIDENT FINANCIAL HOLDINGS, INC.
                    3576 Central Avenue
                Riverside, California 92506
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
             ANNUAL MEETING OF SHAREHOLDERS
                   January 23, 1997
-----------------------------------------------------------------------------

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Provident Financial Holdings, Inc. ("Company"), the holding company for Provident Savings Bank, F.S.B. (the "Savings Bank"), to be used at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Mission Inn at 3649 Mission Inn Boulevard, Riverside, California on Thursday, January 23, 1997, at 11:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about December 12, 1996.

------------------------------------------------------------------------------
              VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------
           Shareholders of record as of the close of business on December 5, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of December 5, 1996, the Company had 5,125,215 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

           The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Provident Financial Holdings, Inc. 1996 Stock Option Plan and FOR adoption of the Provident Financial Holdings, Inc. 1996 Management Recognition Plan. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

           Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

           The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon, shareholders may vote for a proposal, against a proposal or may abstain from voting. Adoption of the 1996 Stock Option Plan and the 1996 Management Recognition Plan will require the affirmative vote of a majority of the outstanding shares. Thus, abstentions and broker non-votes will have the same effect as a vote against adoption of the Stock Option Plan and the Management Recognition Plan.

------------------------------------------------------------------------------
  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------
           Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of December 5, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at December 5, 1996. The following table also sets forth, as of December 5, 1996, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company, by the Company's executive officers who received salaries and bonuses in excess of $100,000 during the year ended June 30, 1996 and by all executive officers and directors of the Company as a group.

                  Number of Shares        Percent of Shares
Name            Beneficially Owned (1)       Outstanding
----            -----------------------   ------------------
Beneficial Owners of More Than 5%

Provident
 Savings Bank,
 F.S.B.                410,017                   8.0%
Employee Stock
 Ownership Plan Trust

Directors

Bruce W. Bennett         5,331(2)                 *
Michael C. Billings      5,001                    *
Debbi H. Guthrie         5,001(3)                 *
David W. Mitchell       25,001                    *
Roy H. Taylor           25,001                    *

Named Executive Officers

Craig G. Blunden**      30,463(4)                 *
Robert G. Schrader**    21,151                    *


All Executive Officers 150,169                  2.9%
 and Directors as a
 Group
 (11 persons)
_______________
*    Less than 1 percent of shares outstanding.
**   Mr. Blunden and Mr. Schrader are also directors of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2)  Includes 880 shares owned by Mr. Bennett's spouse.
(3)  Includes 5,000 shares owned by a company controlled by Ms.
Guthrie.
(4)  Includes 2,560 shares owned by Mr. Blunden's spouse.

------------------------------------------------------------------------------
               PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------
            The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Craig G. Blunden, David W. Mitchell
and Roy H. Taylor.   The nominees are current members of the Boards of
Directors of the Company and the Savings Bank.

           It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

           The Board of Directors recommends a vote "FOR" the election of Messrs. Blunden, Mitchell and Taylor.

           The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                      Year First
                                      Elected       Term to
    Name                 Age (1)    Director (2)     Expire

                       BOARD NOMINEES

Craig G. Blunden           48          1975          1999(3)
David W. Mitchell          68          1988          1999(3)
Roy H. Taylor              45          1990          1999(3)

                      DIRECTORS CONTINUING IN OFFICE

Michael C. Billings        56          1994          1997
Robert G. Schrader         57          1995          1997
Bruce W. Bennett           47          1993          1998
Debbi H. Guthrie           45          1994          1998

______________
(1)   As of June 30, 1996.
(2) Includes prior service on the Board of Directors of the Savings Bank.
(3)   Assuming the individual is re-elected.

           The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

           Craig G. Blunden has been associated with the Savings Bank since 1974 and has served as President and Chief Executive Officer of the Savings Bank since 1991 and as President and Chief Executive Officer of the Company since its formation in 1996. Mr. Blunden also serves on the Foundation Board of Trustees for the

University of California, Riverside, the Western League of Savings Institutions Board of Directors, the Appraisal Foundation Board of Trustees and America's Community Bankers Mortgage Finance Committee.

           David W. Mitchell, who is retired, is a former Chairman and Chief Executive Officer of Avon Products, Inc., a global direct sales cosmetics company, with which he was associated for 36 years. Mr. Mitchell currently serves as chairman of the Company's Audit Committee. Mr. Mitchell also serves as a director of New York Life Insurance Co.

           Roy H. Taylor is co-owner of Goldware & Taylor Insurance services, an insurance brokerage firm, with which he has been associated since 1972. Mr. Taylor currently serves as chairman of the Personnel/Compensation Committee. Mr. Taylor also serves as President of the Raincross Club of Riverside.

           Michael C. Billings is the retired Chief Executive Officer of Riverside National Bank, with which he was associated from 1967 to 1992. Mr. Billings currently serves on the Company's Audit and Personnel/Compensation Committees.

           Robert G. Schrader has been associated with the Savings Bank since 1963 and has served as Executive Vice President of the Savings Bank since January 1995. From 1990 through 1994, Mr. Schrader served as Senior Vice President of the Savings Bank. Mr. Schrader has served as Corporate Secretary of the Company since its formation in 1996.

           Bruce W. Bennett is the President and owner of Community Care and Rehabilitation Center, a skilled nursing facility, with which he has been associated since 1973. He also serves as a director of Riverside Community Hospital. Mr. Bennett currently serves on the Personnel/Compensation Committee.

           Debbi H. Guthrie is the President and owner of Roy O. Huffman Roof Company, with which she has been associated since 1971. Ms. Guthrie currently serves on the Company's Audit Committee. Ms. Guthrie also serves as the Chairman of the Greater Riverside Chamber of Commerce and as the Co-Chair of the Riverside YWCA Professional Women's Council.

------------------------------------------------------------------------------
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

           The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 1996, the Board of Directors of the Company held one meeting in connection with its initial organization and five subsequent meetings, and the Board of Directors of the Savings Bank held 12 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

           The Board of Directors of the Company has an Audit Committee, consisting of Directors Mitchell (Chairman), Guthrie and Billings, which is responsible for reviewing the adequacy of the Savings Bank's system of internal accounting controls, approving the services provided by the Company's outside auditor and meeting with the Company's outside auditor to discuss the results of the annual audit and any related matters. The AuditCommittee, including meetings of the Savings Bank's Audit Committee prior to the completion of the Savings Bank's mutual to stock conversion, met four times during the fiscal year ended June 30, 1996.

           The Personnel/Compensation Committee, consisting of Directors Taylor (Chairman), Bennett and Billings, is responsible for reviewing the Savings Bank's employee benefit programs and wage and salary administration program, making recommendations to the full Board of Directors on annual salary increases and bonuses and addressing other personnel issues as they arise. The Personnel/Compensation Committee met seven times during the fiscal year ended June 30, 1996.

           The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

------------------------------------------------------------------------------
                      DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

           Non-employee Directors of the Savings Bank currently receive a monthly retainer of $1,750. Non-employee Directors also receive a fee of $300 for each committee meeting attended. The committee chairman receives a fee of $400. In addition, Directors are covered under the Savings Bank's policies for medical, dental and vision care. Dependent coverage is available at the Directors' own expense. Following retirement from the Board of Directors, Directors continue to receive such coverage. No separate fees are paid for service on the Board of Directors of the Company.

------------------------------------------------------------------------------
                        EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

           The following information is furnished for the Chief Executive Officer of the Company and for the executive officers of the Company who received salary and bonus in excess of $100,000 for the year ended June 30, 1996. No other executive officers of the Company or the Bank received salary and bonus in excess of $100,000 during the year ended June 30, 1996.

                            Annual Compensation(1)
                                              Other         All
                                              Annual        Other
Name and                  Salary    Bonus   Compensation  Compensation
Position           Year    ($)        ($)      ($)(2)        ($)(3)
----------------   ----  --------  -------  ------------  ------------
Craig G. Blunden   1996  $208,999  $44,100        --           $13,162
Chief Executive    1995   204,010       --        --            12,914
 Officer and
 President

Robert G. Schrader 1996  $112,641  $13,132        --           $10,105
 Executive Vice    1995   105,958       --        --             7,791
 President and
 Chief Operating
 Officer

(1) Compensation information for the fiscal year ended June 30, 1994 has been omitted as the Company was not a public company nor a subsidiary thereof at such time.
(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Represents employer matching and discretionary contributions to the Savings Bank's 401(k) plan.

Employment Agreements

           On March 26, 1992, the Savings Bank entered into an employment agreement with Mr. Blunden. The agreement had an initial term of three years and renews automatically for an additional year each year unless Mr. Blunden has attained age 62 or the Board or Mr. Blunden have given advance notice of their intention not to extend the term of the agreement. The agreement further provides for a base salary which may not be reduced except as part of a general salary reduction policy for senior executives of the Savings Bank. Mr. Blunden's base salary is subject to annual review by the Board. Mr. Blunden's current base salary under the agreement is $210,000. In the event of a "change of control" of the Savings Bank (as defined below), Mr. Blunden's base salary is fixed as the sum of his then current base salary and any bonuses paid during the 12-month period preceding the change in control. Under the agreement, Mr. Blunden is eligible to participate in all fringe benefit programs available to employees of the Savings Bank as well as any program made available to senior executives of the Savings Bank, including the use of an employer-provided automobile. The agreement also provides for the reimbursement of expenses incurred by Mr. Blunden in the course of his employment.

           In the event of Mr. Blunden's termination without cause by the Savings Bank, the agreement provides for (i) a lump sum payment equal to the discounted present value of the aggregate future base salary payments Mr. Blunden would have received over the then remaining term of the agreement and
(ii) the continuation of life and medical insurance at the Savings Bank's expense for Mr. Blunden and his dependents. If Mr. Blunden's employment terminates by reason of his death or disability, the Savings Bank is also obligated to continue life and medical insurance benefits for Mr. Blunden and his dependents, as applicable.

           In the event of Mr. Blunden's termination without cause following a change in control of the Savings Bank, Mr. Blunden is entitled to an additional payment equal to three times the sum of his base salary and bonuses during the 12 months preceding his termination of employment reduced by the value of any other payments made by the Savings Bank by reason of Mr. Blunden's termination without cause. In the event that a change of control of the Savings Bank had occurred on June 30, 1996, based solely on the cash compensation paid to Mr. Blunden during 1996 and excluding the value of any other employee benefits which may be payable, Mr. Blunden would have received a payment of approximately $759,000. For purposes of the agreement, "change in control" is defined to mean (i) a change in control of the Savings Bank as determined under applicable regulations of the Office of Thrift Supervision and (ii) a change in the composition of the Board following a merger, consolidation or other business combination involving the Savings Bank such that a majority of the directors of the resulting entity consists of persons who were not directors immediately prior to such transaction.

Post-Retirement Compensation Agreement

           Effective March 26, 1992, the Savings Bank has also entered into a separate post-retirement compensation agreement with Mr. Blunden. The agreement provides that, if Mr. Blunden terminates employment with the Savings Bank after attaining age 60, the Savings Bank will provide Mr. Blunden with a monthly benefit for life equal to 50% of his final average monthly salary.
For purpose of the agreement, "final average monthly salary" is defined as the average of Mr. Blunden's highest paid 36 months of employment with the Savings Bank determined by reference to the gross amount of Mr. Blunden's monthly salary excluding bonus and incentive awards, director's fees and accelerated payments of future salary. Assuming that Mr. Blunden's current compensation level were equivalent to his "final average monthly salary," the normal monthly benefit payable under the agreement would be $8,750. Under the agreement, Mr. Blunden may elect to receive the actuarially determined lump sum equivalent of the normal monthly benefit or a joint-and-survivor benefit. Mr. Blunden may also elect to receive an early retirement benefit under the agreement which is reduced proportionately to reflect the number of months then remaining to Mr. Blunden's 60th birthday. However, in the event of Mr. Blunden's termination of employment prior to age 60 by reason of his death or disability, the agreement provides for payment of the normal monthly benefit to Mr. Blunden or his beneficiary. At June 30, 1996, the accrued liability of the Savings Bank with respect to its obligations under the agreement was $461,000.

Severance Agreement

           In connection with the Savings Bank's mutual to stock conversion, the Company and the Savings Bank entered into a severance agreement with Mr. Schrader. The agreement has a term of one year, which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors. The agreement provides that in the event of an involuntary termination of Mr. Schrader following a change in control of the Company or the Savings Bank, he will be entitled to receive two times his then current base salary. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment
                                     6
PAGE
where, subsequent to a change in control, Mr. Schrader is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The Savings Bank or its successor would also be obligated to continue Mr. Schrader's other employee benefits for a one-year period following termination of employment.

           The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation. If a change in control of the Company or the Savings Bank occurred during the fiscal year ending June 30, 1996, based solely on Mr. Schrader's current salary level and excluding the value of any other employee benefits which may be payable, Mr. Schrader would receive payment of approximately $233,000.

           Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Personnel/Compensation Committee.

           Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Savings Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Company, the Personnel/Compensation Committee of the Savings Bank (the "Committee"), at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this proxy statement.

           The Personnel/Compensation Committee of the Board of Directors is responsible for establishing and implementing all compensation policies of the Savings Bank and its subsidiaries. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Savings Bank and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of the Executive Vice President and certain Senior Vice Presidents of the Savings Bank and recommends to the Committee individual compensation levels for approval by the Committee.

           The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principals underlying compensation policies are: (1) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Savings Bank and its subsidiaries; (2) to provide levels of compensation competitive with those offered throughout the banking industry; (3) to motivate executives to enhance long-term shareholder value by helping them build their own ownership in the Company; and (4) to integrate the compensation program with the Savings Bank's long-term strategic planning and management process.

           The Savings Bank's current compensation plan involves a combination of salary and bonuses to reward short-term performance, and, in the future, will include grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. The Committee annually reviews the Western League of Savings Institutions Survey of salaries to determine competitive salary levels. Individual annual performance is reviewed to determine appropriate salary adjustments.

           The Annual Incentive Plan is based on annual performance of the Savings Bank compared to budget, profitability relative to peers, and individual performance assessments. The Plan is designed to provide for bonuses up to 30% of salary for the Chief Executive Officer, up to 25% of salary for Senior Officers, up to 15% of salary for certain managers, and up to 10% of salary for remaining department managers.

           The Stock Option Plan will be designed to attract and retain qualified personnel and nonemployee directors, to provide such officers, key employees and nonemployee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Savings Bank and to reward officers and key employees for outstanding performance. Upon receipt of stockholder approval of the Stock Option Plan, stock options may be granted to key employees of the Company and its subsidiaries, including the Savings Bank. The Stock Option plan will be administered and interpreted by a committee of the Board of Directors. Under the Stock Option Plan, such committee will determine which officers and key employees will be granted options, the number of shares subject to each option, and the exercisability of such options. The per share exercise price of an option will equal at least 100% of the fair market value of a share of Common Stock on the date the option is granted.

           During the fiscal year ended June 30, 1996, the base salary of Craig G. Blunden, President and Chief Executive Officer of the Savings Bank, was $210,000. In addition to this he received a performance bonus of $44,100. This resulted in total compensation of $254,100, which represents a 24.6 percent increase from the previous year. The performance bonus was paid based on his meeting the performance criteria established by the Committee in the Annual Incentive Plan. The Committee believes the increase in compensation is appropriate based on competitive salary surveys and the performance of the Savings Bank.

           The Committee also recommends to the Board of Directors the amount of fees paid for service on the Board. The Committee did not recommend a change in Board fees during the fiscal year ended June 30, 1996.

               Personnel/Compensation Committee

                             Roy H. Taylor
                             Bruce W. Bennett
                             Michael C. Billings

Performance Graph

           The Company's common stock was sold in an initial public offering at $10.00 per share in a subscription and community offering in connection with the conversion of the Savings Bank from the mutual to stock form. The common stock commenced trading on the Nasdaq Stock Market on June 28, 1996, which was the last business day of the Company's fiscal year. Accordingly, a comparison of cumulative total return with a broad equity market index or a peer group would not be meaningful.

------------------------------------------------------------------------------
         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

           Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

           Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended June 30,

1996, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

------------------------------------------------------------------------------
                    TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

           As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Savings Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------
       PROPOSAL II -- RATIFICATION OF 1996 STOCK OPTION PLAN
------------------------------------------------------------------------------

           The Company's Board of Directors adopted the 1996 Stock Option Plan ("Option Plan") on October 23, 1996, subject to approval by the Company's stockholders. The Option Plan will be effective on the date of shareholder approval. The following description of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan which is attached to this Proxy Statement as Exhibit A.

Administration of the Option Plan

           The Option Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee consists of not less than two non-employee members of the Board of Directors. In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Committee will consider those non-employee directors, officers and employees who are expected to make significant contributions to the long-term success of the Company and the Savings Bank. With respect to awards to officers and employees, the Committee also determines which options are intended to qualify for special treatment under the Internal Revenue Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options"). The Option Plan provides that all options granted to non-employee directors are Non-Qualified Stock Options.

           The Board may from time to time amend or terminate the Option Plan in any respect. An amendment to the Option Plan may be subject to shareholder approval if such approval is necessary to comply with any tax or regulatory requirement. No amendment or termination may retroactively impair the rights of any person with respect to an option.

Shares Subject to the Option Plan

           The Company has reserved an aggregate of 512,500 shares of the Company's Common Stock for issuance pursuant to the exercise of stock options which may be granted to officers, employees and non-employee directors.

           In the event of a merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

Option Price

           The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Company's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

Terms of Options

           In general, the Committee has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is 10 years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock). The Option Plan provides that all awards under the Option Plan will become exercisable in equal installments over a five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Company or the Savings Bank (to the extent authorized or not prohibited by applicable law or regulations).

           Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Option Plan.

Federal Income Tax Consequences of Non-Qualified Options

           An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of
Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

           Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

Federal Income Tax Consequences of Incentive Stock Options

           An Incentive Stock Option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

           If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

           An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

           The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

           Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

Alternative Minimum Tax

           For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

New Plan Benefits

           The following table sets forth information regarding the number of options anticipated to be granted under the Option Plan as of the date the Option Plan is approved by stockholders. Consistent with Office of Thrift Supervision regulations applicable to plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion, the Option Plan provides that (i) no officer or employee will receive an award of options covering in excess of 25% of the number of shares reserved for issuance under the Option Plan, (ii) no non-employee director shall receive an award of options covering in excess of 5% of the number of shares reserved for issuance under the Option Plan and (iii) and non-employee directors serving as of the date of shareholder approval will not receive awards of options covering in excess of 30% in the aggregate of the number of shares reserved for issuance under the Option Plan. Each option award specified below will be granted at 100% of the fair market value of the Company's Common Stock on the date of grant and that each award will become exercisable in equal installments over a five-year period.


                                 Anticipated Stock
          Name         Position                  Option Grant
-------------------    ---------                 ------------
Craig G. Blunden       President and Chief          102,500
                       Executive Officer

Robert G. Schrader     Executive Vice President      61,500
                       Chief Operating Officer

All current executive  ----                         276,750
  officers as a group
  (six persons)

All non-employee       ----                         102,500
  directors
  (five persons)

All non-executive      ----                          30,750
  officers and
  employees as a
  group (six persons)

          The balance of the options that may be granted under the Option Plan are expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

Adoption of the Option Plan

          Subject to approval by the Company's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and non-employee directors of the Company and its subsidiaries by issuing options to purchase shares of the Company's Common Stock enabling such directors, officers and employees to acquire or increase their proprietary interest in the Company and thereby encourage them to remain in the employ or remain directors of the Company and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives which will benefit the Company and its stockholders. Moreover, the Board of Directors believes that the terms of the Option Plan are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Savings Bank's peer group. The foregoing Option Plan must be approved by a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote "FOR" the adoption of the 1996 Stock Option Plan attached as Exhibit A.

------------------------------------------------------------------------------
             PROPOSAL III -- RATIFICATION OF THE MANAGEMENT
                             RECOGNITION PLAN
------------------------------------------------------------------------------

           The Board of Directors of the Company adopted a Management Recognition Plan ("MRP") on October 23, 1996 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries. Assuming shareholder approval, the MRP will be effective on July 1, 1997. By postponing the effective date, the MRP will not be subject to certain regulatory restrictions otherwise applicable to plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The following description of the MRP is qualified in its entirety by reference to the complete text of the MRP which is attached to this Proxy Statement as Exhibit B.

           The purpose of the MRP is to encourage and provide an additional incentive to non-employee directors, officers and employees of the Company and its subsidiaries to increase the value of the Company and its Common Stock by permitting them to acquire a significant equity interest in the Company. The MRP is also intended to assist the Company in retaining superior personnel and to strengthen their desire to remain as directors or employees of the Company.

           All awards under the MRP are made by a committee of the Board of Directors consisting of at least two non-employee directors. The MRP provides that (i) no officer or employee will receive an award of restricted stock covering in excess of 25% of the number of shares reserved for issuance under the MRP, (ii) no non-employee director shall receive an award of restricted stock covering in excess of 5% of the number of shares reserved for issuance under the MRP and (iii) and non-employee directors serving as of the date of shareholder approval will not receive awards of restricted stock covering in excess of 30% in the aggregate of the number of shares reserved for issuance under the MRP.

           MRP awards are made in the form of restricted stock that is subject to restrictions on transfer of ownership. MRP awards will generally vest over a five-year period in equal installments beginning on the first anniversary of the effective date of the MRP. If the employee or non-employee director terminates service for reasons other than death or disability, the employee or director forfeits all rights to the allocated shares under restriction. If the employee's or director's termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. MRP awards will also become fully vested upon a change in control (as defined in the MRP) of the Company or the Savings Bank. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized over the period in which the shares vest. An eligible officer or director will not be entitled to voting and other stockholder rights with respect to the shares while restricted. Furthermore, the shares, while restricted, may not be sold, pledged or otherwise disposed of and dividends paid during the period of restriction will be held in escrow.

           A recipient of an award who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Company will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Company will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that even, the Company will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

           The MRP may utilize authorized but unissued shares of Common Stock from the Company in fulfillment of awards. Any such use of shares by the MRP could dilute the holdings of the Company's stockholders. The MRP also may purchase Common Stock in the open market through a trust established in connection with the MRP and funded with contributions from the Company. No more than 205,000 shares may be issued under the MRP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRP at any time, and if it does so, any shares not allocated will revert to the Company.

New Plan Benefits

           The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRP following the effective date of the MRP.


                            Anticipated Restricted
          Name              Position            Stock Grant

Craig G. Blunden          President and Chief     51,250
                          Executive Officer

Robert G. Schrader        Executive Vice          32,800
                          President and Chief
                          Operating Officer

All current executive     ----                   153,750
  officers as
  a group (six persons)

All non-employee          ----                    38,950
  directors (five
  persons)

All non-executive         ----                     6,150
  officers and employees
   as a group (three
   persons)

          The balance of the shares that may be issued pursuant to the MRP is expected to be allocated in the future to current and prospective non-employee directors, subsidiary directors, officers and employees.

          The Board of Directors has determined that the MRP is desirable and will produce incentives for management which will benefit the Company and its stockholders. The Board of Directors believes that the MRP will be a significant factor in aligning the interests of management with those of stockholders and that the terms of the MRP are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Savings Bank's peer group. The MRP must be approved by a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote "FOR" the adoption of the MRP attached as Exhibit B.

------------------------------------------------------------------------------
                             AUDITORS
------------------------------------------------------------------------------

           The Board of Directors has appointed Price Waterhouse LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending June 30, 1997. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                          OTHER MATTERS
------------------------------------------------------------------------------

           The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                           MISCELLANEOUS
------------------------------------------------------------------------------

           The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation. The Company has retained Kissel Blake, Inc. to assist in soliciting proxies of shareholders whose shares are held in street name by brokers, banks and other institutions at a cost of $3,000 plus expenses up to $1,500.

           The Company's 1996 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on December 5, 1996. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

           A copy of the Company's Form 10-K for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of December 5, 1996 upon written request to Robert G. Schrader, Corporate Secretary, Provident Financial Holdings, Inc., 3576 Central Avenue, Riverside, California 92506.

------------------------------------------------------------------------------
                        SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

           Proposals of shareholders intended to be presented at the Company's annual meeting to be held in October 1997 must be received by the Company no later than May 27, 1997 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

           The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                     BY ORDER OF THE BOARD OF DIRECTORS



                     ROBERT G. SCHRADER
                     SECRETARY

Riverside, California
December 12, 1996

                                                       Exhibit A

                 Provident Financial Holdings, Inc.
                       1996 Stock Option Plan


SECTION 1. Purpose. The purposes of the Provident Financial Holdings, Inc. 1996 Stock Option Plan are to promote the interests of the Company, its affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its affiliates; (ii) motivating such employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

           "Affiliate" shall mean the Bank and any other "subsidiary" of the Company as defined in Section 424(f) of the Code.

           "Award" shall mean any grant of Options or Director Options.

           "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

           "Bank" shall mean Provident Savings Bank, F.S.B., Riverside, California.

           "Board" shall mean the Board of Directors of the Company.

           "Change in Control" shall mean an event deemed to occur if and when
(a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

           "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not so designated, the Board shall serve as the Committee for all purposes under the Plan.

           "Company" shall mean Provident Financial Holdings, Inc., a Delaware corporation.

           "Director Option" shall mean a Non-Qualified Stock Option granted to an Eligible Director pursuant to Section 6(e).

           "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

           "Effective Date" shall mean the date of shareholder approval of the Plan.

           "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

           "Employee" shall mean an employee of the Company or any Affiliate.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           "Fair Market Value" shall be determined as follows:

           (a) If the Shares are traded or quoted on the Nasdaq Stock Market or other national securities exchange at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

           (b) If the Shares are not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

           "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

           "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

           "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

           "Participant" shall mean any Employee or Eligible Director selected by the Committee to receive an Award of Options or Director Options, as appropriate.

           "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

           "Plan" shall mean the Provident Financial Holdings, Inc. 1996 Stock Option Plan.

           "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

           "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

           "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

           "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company.

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
           "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company and/or, the Bank and a Participant.

SECTION 3.           Administration.

           (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

           (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4.           Shares Available for Awards.

           (a)       Shares Available.  Subject to adjustment as provided in
Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 512,500. If, after the effective date of the Plan, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered.

           (b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

           (c) Sources of Shares. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. Eligibility. An Employee, including any officer or employee-director of the Company, shall be eligible to be designated a Participant. Each Eligible Director shall be eligible to receive Director Options in accordance with Section 6(e) hereof.

SECTION 6.           Options and Director Options.

           (a) Grant. Subject to the provisions of the Plan and the recommendation of the Board, the Committee shall determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In such case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to one hundred thousand dollars ($100,000) per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

           (b) Exercise Price. The Committee shall establish the exercise price at the time each Option or Director Option is granted, which price shall not be less than one hundred percent (100%) of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than one hundred ten percent (110%) of the per Share Fair Market Value on the date of grant.

           (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, however, that in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after the earlier of (i) the date which is ten (10) years (five (5) years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or (ii) the date which is three (3) months (twelve (12) months in the case of a Participant who becomes Disabled, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate; provided, further, that no Award of Options under the Plan shall vest more rapidly than ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains an Employee of the Company or an Affiliate; provided, further, that an Award of Options shall be one hundred percent (100%) vested upon a Participant's death or Disability.
In the event of an Employee's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

           (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price. The Committee may, in its discretion, arrange procedures for the payment of the exercise price with one or more stock brokerage firms for the purpose of allowing a Participant to make a "cashless exercise" of an Option or Director Option.

           (e) Director Options. Subject to the provisions of the Plan and the recommendation of the Board, the Committee shall determine the Eligible Directors to whom Director Options shall be granted, the number of shares to be covered by each Director Option and the condition and limitations applicable to the exercise of each Director Option. Each Award of Director Options shall vest ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Eligible Director continues to serve as a member of the Board; provided, however, that the Award shall be one hundred percent (100%) vested in the event of the Eligible Director's death or Disability. A Director Option shall be exercisable until the earlier to occur of the following two (2) dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one (1) year (two (2) years in the case of an Eligible Director who becomes Disabled, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board upon Termination for Cause, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

           (f) Effect of a Change in Control. In the event of a Change in Control, all then outstanding Options and Director Options, shall (to the extent authorized or not prohibited by applicable law or regulations) become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Bank is merged into or consolidated with another corporation, or if the Company or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant or Eligible Director shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

           (g) Limitation on Awards. Notwithstanding anything herein to the contrary, (i) no Employee shall receive an Award covering in excess of twenty five percent (25%), (ii) no Eligible Director shall receive an Award covering in excess of five percent (5%) and (iii) Eligible Directors shall not receive Awards covering in excess of thirty percent (30%) in the aggregate, of the number of shares reserved for issuance under the Plan.

SECTION 7.           Amendment and Termination.

           (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Committee deems it necessary or appropriate to comply.

           (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

           (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8.           General Provisions.

           (a)       Nontransferability.

                     (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during his lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order, or Section 8(a)(ii) as determined by the Committee.

                     (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the preceding sentence, the Committee shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's Award Agreement.

           (b) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

           (c) Share Certificates. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

           (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposed of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

           (e) Withholding. A Participant shall be required to pay to the Company and the Company is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the exercise of any Option or Director Option until the Participant reimburses the Company for any amount required to be withheld.


           (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

           (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

           (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

           (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he has become the holder of such Shares.

           (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of California, without giving effect to the choice of law principles thereof.

           (k) Severability. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

           (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

           (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

           (n) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

           (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

           (p) No Impact on Benefits. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

           (q) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9.           Term of the Plan.

           (a) Effective Date. The Plan shall become effective upon approval by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of consummation of the Company's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board.

           (b) Expiration Date. The Plan shall terminate on and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

                                                           Exhibit B

                  Provident Financial Holdings, Inc.
                   1996 Management Recognition Plan


           1.        Purpose; Definitions.

           The purpose of the Plan is to increase the proprietary and vested interest of the key Employees and Eligible Directors of the Company and its Affiliates in the growth, development and financial success of the Company and its Affiliates by granting them awards of Restricted Shares.

           Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicated to the contrary.

           "Affiliate" shall mean the Bank and any other "subsidiary" of the Company as defined in Section 424(f) of the Code.

           "Award" shall mean an award of Restricted Shares under the Plan.

           "Bank" shall mean Provident Savings Bank, F.S.B., Riverside, California, or any successor thereto.

           "Board" shall mean the Board of Directors of the Company.

           "Change in Control" shall mean an event deemed to occur if and when
(a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

           "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not designated by the Board, the Board shall serve as the Committee for all purposes under the Plan.

           "Company" shall mean Provident Financial Holdings, Inc., a Delaware corporation.

           "Designated Beneficiary" shall have the meaning set forth in
Section 2.2 hereof.

           "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Committee, upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

           "Effective Date" shall have the meaning set forth in Section 5.1 hereof.

           "Eligible Director" shall mean a member of the Board on the Effective Date who is not also an Employee.

           "Employee" shall mean any person who is employed by the Company or an Affiliate.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           "Participant" shall mean an Employee or Eligible Director to whom an award of Restricted Shares is granted pursuant to the Plan.

           "Plan" shall mean this Provident Financial Holdings, Inc. 1996 Management Recognition Plan, as hereinafter amended from time to time.

           "Restricted Shares" shall mean Shares which are awarded to an Employee or Eligible Director that are subject to the transfer and forfeitability restrictions described in Section 4.2.

           "Share" shall mean a share of the Company's common stock, par value $.01 per share.

           2.        Administration.

           2.1       Administration

           The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan and Awards thereunder as are consistent with its terms and provisions and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Company, shareholders, Participants and Designated Beneficiaries. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms, and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards thereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

           2.2       Designated Beneficiaries

           If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary specifically designated by a Participant in writing to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's surviving spouse or, if none, his estate.

           3.        Shares Subject To The Plan.

           3.1       Shares Subject to the Plan

           The maximum number of Shares that may be the subject of Awards under this Plan shall be 205,000. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that a trust is established in connection with the Plan pursuant to
Section 5.4, the Company may authorize the trustees of the trust to purchase Shares in the open market with funds contributed by the Company or an Affiliate and such shares shall be included in the number of shares that may be the subject of Awards. In the event that Restricted Shares are forfeited for any reason, such Shares shall thereafter again be available for award pursuant to the Plan.

           3.2       Changes in the Company's Shares

           In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, stock split, spin-off, combination, or exchange of Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended under this Plan, the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares which thereafter may be awarded under the Plan, or the number and kind of Shares subject to outstanding awards; provided, however, that the number of Shares subject to any award shall always be a whole number.

           4.        Restricted Shares

           4.1       Eligibility; Awards Under the Plan

           (a) Eligibility. Employees (including officers and employee directors of the Bank) and Eligible Directors shall be eligible to participate in the Plan upon designation by the Committee. To the extent that Shares are available for grant under the Plan, then upon recommendation of the Board, the Committee shall determine which of the Employees and Eligible Directors shall be granted an Award and the number of Restricted Shares covered by each Award. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the chief executive officer and other senior executive officers of the Company and its Affiliates.

           (b) Limitation on Awards. Notwithstanding anything herein to the contrary, (i) no Employee shall receive Awards covering in excess of twenty five percent (25%), (ii) no Eligible Director shall receive Awards covering in excess of five percent (5%) and (iii) Eligible Directors shall not receive Awards covering in excess of thirty percent (30%) in the aggregate, of the number of shares reserved for issuance under the Plan.

           (c) Fractions of Shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

           4.2       Terms of Awards

           The Restricted Shares awarded hereunder shall be awarded only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain the following terms and conditions:

           (a) Acceptance of Award. An award of Restricted Shares must be accepted by the Participant within a period of sixty (60) days (or such other period as the Committee may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Company.

           (b) Restrictions and Conditions. The Restricted Shares awarded to a Participant pursuant to this Section 4 shall be subject to the following restrictions and conditions:

                     (i) A Participant shall not be permitted to vote, sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan prior to the date on which such shares vest in accordance with clause (iii), except in accordance with the laws of descent and distribution.

                     (ii) On the date an Award of Restricted Shares vests in accordance with clause (iii), a Participant (or his beneficiary) shall be entitled to receive any cash dividends previously paid with respect to the Restricted Shares, together with interest accrued thereon (at a reasonable rate established from time to time by the Committee). Prior to such date, cash dividends shall be held by the Company for the account of the Participant. Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that

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are subject to the same restrictions and other terms and conditions that apply with respect to the Restricted Shares with respect to which such dividends are paid.

                     (iii) Subject to the applicable provisions of the Restricted Share award agreement and this Section, a Participant's interest in Shares shall immediately become fully vested and nonforfeitable, and the restrictions set forth in this Section 4.2 shall lapse (x) ratably over a five
(5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains an Employee or Eligible Director (y) upon the Participant's death or Disability, or (z) upon a Change in Control.

           4.3       Stock Certificates

           Except as otherwise provided herein, a stock certificate registered in the name of each Participant receiving a Restricted Share award (or in the name of a trustee for the benefit of each Participant) shall be issued in respect of such shares. Such certificate shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Committee shall determine. The Committee may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company (or in trust by a trustee) until the restrictions thereon shall have lapsed. If a trust is established in connection with the Plan, a certificate or certificates may be solely issued in the name of the trust; provided, however, that the trustee shall maintain a record of Awards authorized under the Plan and the amount of cash dividends payable to a Participant upon the vesting of any Award or installment thereof.

           5.        Miscellaneous.

           5.1       Shareholder Approval; Effective Date; Term

           The Plan shall become effective on July 1, 1997 but only if, prior to such date, the Plan is approved by a majority of the Company's shareholders at an annual or special meeting of shareholders of the Company. The Plan shall continue in effect until the tenth anniversary of the Effective Date.

           5.2       Amendment, Suspension or Termination of the Plan

           The Plan may be wholly or partially amended or otherwise modified, suspends or terminated at any time or from time to time by the Board; provided, however, that no amendment or modification shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it necessary or appropriate to comply.

           From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination or expiration of the Plan.

           5.3       Regulations and Other Approvals

           (a) The obligation of the Company to deliver Shares with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

           (b) The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules or requirements of any governmental authority.

           (c) Each award of Shares is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any United States, state or federal law, or the consent or approval of any

                                         B-4
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governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

           (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933 or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

           (e) At the time of grant of any award, the Board may provide in the Restricted Share award agreement that any Shares received as a result of such grant shall be subject to a right of first refusal in favor of the Company, pursuant to which the Participant shall be required to offer to the Company any Shares that he wishes to sell, with the price being the then fair market value of such Shares, subject to such other terms and conditions as the Board may specify in the award agreement.

           (f) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions.
To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

           (g) A Participant shall be required to pay to the Company or an Affiliate the amount of any applicable withholding taxes in respect of an Award and the Company shall be authorized to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the vesting of any Award, until the Participant reimburses the Company for any amount required to be withheld.

           5.4       Trust Arrangement

           All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, that nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

           5.5       Governing Law

           The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of California without giving effect to the choice of law principles thereof.

           5.6       Titles; Construction

           Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                                         B-5
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                             REVOCABLE PROXY
                    PROVIDENT FINANCIAL HOLDINGS, INC.

                     ANNUAL MEETING OF SHAREHOLDERS
                            January 23, 1997

           The undersigned hereby appoints the entire Board of Directors of Provident Financial Holdings, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Mission Inn at 3649 Mission Inn Boulevard, Riverside, California, on Thursday, January 23, 1997, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:


                                                         VOTE
1.  The election as director of the nominees    FOR    WITHHELD
    listed below (except as marked to the       [  ]    [  ]
    contrary below).

    Craig G. Blunden
    David W. Mitchell
    Roy H. Taylor

    INSTRUCTIONS:  To withhold your vote
    for any individual nominee, write the
    nominee's name on the line below.
    ----------------------

                                         FOR   AGAINST   ABSTAIN
2.  The adoption of the Provident        [  ]   [  ]      [  ]
    Financial Holdings, Inc. 1996
    Stock Option Plan.


3.  The adoption of the Provident        [  ]   [  ]      [  ]
    Financial Holdings, Inc. 1996
    Management Recognition Plan.

4. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 1996 ANNUAL MEETING.

                                         B-29
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           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


           Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

           The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated December 12, 1996 and the 1996 Annual Report to Shareholders.



Dated: ___________________, 199_



_________________________      _________________________
PRINT NAME OF SHAREHOLDER      PRINT NAME OF SHAREHOLDER



_________________________      _________________________
SIGNATURE OF SHAREHOLDER       SIGNATURE OF SHAREHOLDER



Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.





PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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